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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 30, 2001
                                                         ------------------


                               Celsion Corporation
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               (Exact Name of Registrant as Specified in Charter)

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
          Delaware                       000-14242                    52-1256615
-----------------------------    --------------------------    --------------------------
(State or Other Jurisdiction            (Commission                  (IRS Employer
     of Incorporation)                  File Number)              Identification No.)
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10220-I Old Columbia Road, Columbia, Maryland                        21046-1705
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(Address of principal executive office)                               (Zip Code)


Registrant's telephone number, including area code:  (410) 290-5390
                                                     ---------------------------

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

On November 30, 2001 the Company released to its shareholders a letter (the "November Shareholder Letter") regarding the status of its business and the development of its products, announcing certain changes in its management, announcing the date of the 2002 annual meeting of shareholders and revising the dates of the Company's quarterly conference calls with its shareholders. A copy of the November Shareholder Letter is attached as Exhibit 99.1 to this Report on Form 8-K.

The Company also held a conference call open to all of its shareholders at 10 a.m. on November 30, 2001 to discuss the various matters set forth in the November Shareholder Letter, as well as certain other recent developments.



                                      -2-
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CELSION CORPORATION



Date: November 30, 2001                    By:  /s/ Anthony P. Deasey
                                              ---------------------------------
                                              Anthony P. Deasey
                                              Executive Vice President and
                                              Chief Financial Officer


                                      -3-
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                                  EXHIBIT INDEX

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
Exhibit   Description
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
99.1      Registrant's Letter to Shareholders dated November 30, 2001.
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